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                                                                    EXHIBIT 10.5

                   AMENDED AND RESTATED CONSULTING AGREEMENT
                   -----------------------------------------

         THIS AMENDED AND RESTATED CONSULTING AGREEMENT ("Agreement") is made as of this May 16, 2001 by and between Genaera Corporation, a Delaware corporation (formerly named Magainin Pharmaceuticals Inc.) (the "Company"), and Dr. Michael Zasloff ("Consultant").

         WHEREAS, the Company and the Consultant are currently parties to a Consulting Agreement (the "Original Agreement") dated as of September 12, 2000 (the "Effective Date");

         WHEREAS, the parties hereto desire to amend and restate the Original Agreement upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the covenants and conditions set forth in this Agreement, the parties, intending to be legally bound, agree as follows:

                  1.       Resignation as Director. Consultant hereby
                           -----------------------
         voluntarily and irrevocably resigns as a director of the Company effective as of the date of the 2001 annual meeting of stockholders of the Company. In connection and in furtherance of such resignation, Consultant agrees that he shall not be included in the Company's nominees for director or otherwise stand for election as a director of the Company at such meeting.

                  2.       Consulting Arrangement.  The Company hereby retains
                           ----------------------
         Consultant as a consultant to the Company to perform the consulting services in accordance with the terms and conditions hereinafter set forth.

         2.1      Term. The period during which consulting services shall be
                  ----
                  provided under this Agreement (the "Consulting Term") began on the Effective Date and shall end on the fifth anniversary thereof, subject to the provisions for earlier termination thereof set forth in Section 5 of this Agreement.

         2.2      Duties and Responsibilities as a Consultant.  During the
                  -------------------------------------------
                  Consulting Term, Consultant shall provide consulting services to the Company as an independent contractor and not as an employee of the Company. Consultant shall at all times during the Consulting Term act as an independent contractor and during such period nothing hereunder shall create or imply a relationship of employer-employee between the Company and Consultant. Consultant shall provide such consulting and advisory services to the Company as may be reasonably requested from time to time by the chief executive officer of the Company. Consultant shall have access to secretarial assistance and a small office for consulting services to be provided at the Company, as appropriate.

         2.3      Extent of Service as a Consultant. During the Consulting Term,
                  ---------------------------------
                  Consultant agrees to devote such time, attention and energy as is necessary to fulfill his duties and responsibilities as a Consultant under Section 2.2 hereof, but in no event shall Consultant be required to spend more than one day in any week or

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                  more than a total of 9 days during the Consulting Term in such consulting activities.

         2.4      Compensation for Consulting Services.
                  ------------------------------------

                  (a) Within the period of the Consulting Term, Company shall pay Consultant (i) with respect to the period from the Effective Date until the first anniversary thereof, the sum of $271,631.72, and (ii) with respect to the period from the first anniversary of the Effective Date until the fifth anniversary of the Effective Date, the annual sum of $45,000.00 (for a total payment of $180,000.00 for such four-year period commencing on the first anniversary of the Effective Date). In all cases, the applicable amount shall be payable in prorated amounts upon the dates that the Company regularly pays its senior executives.

                  (b) Consultant acknowledges that the period within which the Company will make available the purchase of health insurance under COBRA commenced as of the Effective Date. Consultant shall not be entitled to any benefits provided to employees of the Company during the Consulting Term, and, Consultant specifically acknowledges that he is not entitled to participate in any of the Company's benefit plans, including, without limitation, the Company's health and life insurance, disability insurance or 401(k) plans.

                  (c) Consultant alone, and not the Company, will be solely responsible for payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided to him under this Agreement.

         2.5      Stock Options.  The Company has previously granted Consultant
                  -------------
                  options to acquire a total of 423,000 shares of the Company's common stock (the "Stock Options") as set forth on Attachment A hereto pursuant to various stock option agreements (the "Option Agreements"). The Company and Consultant hereby acknowledge and agree that (i) the provisions of the Option Agreements will continue to apply to the Company and Consultant during the Consulting Term, (ii) during the Consulting Term, Consultant may exercise the Stock Options as such options have vested, or will vest during the Consulting Term, in accordance with the terms of the Option Agreements, and iii) all provisions of the Option Agreements relating to the period of employment of Consultant by the Company or its subsidiaries shall instead refer to the period of Consultant's services as a consultant to the Company during the Consulting Term.

         2.6      Return of Company Property.  Consultant acknowledges that, in
                  --------------------------
                  accordance with the Original Agreement, he has returned to the Company all lists, books, records, documents, credit cards and other materials or property in his possession, custody or control which are or were owned by the Company or any of its subsidiaries or affiliates, or which are or were used by Consultant or any other officers, employees or agents of the Company or any of its subsidiaries or affiliates in

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                  connection with the conduct of the business of the Company or any of its subsidiaries or affiliates, except those materials and property agreed upon by the Company and Consultant to be necessary for the execution of the Consultant's obligations and responsibilities, which materials and property Consultant shall return at the end of the Consulting Term. Consultant will not deliver to any other person or entity any property of the Company or copies of any property of the Company, or permit any copies thereof to be made by any other person or entity.

                  3. General Release. In consideration of the foregoing --------------- including without limitation the promises and payments as described in Section 2 above. Consultant hereby knowingly, willingly and voluntarily remises, waives, releases and forever discharges the Company and its subsidiaries and affiliates, the directors, officers, employees, advisors and agents of the Company and its subsidiaries and affiliates, and the heirs, executors, administrators, successors and assigns of such parties (collectively referred to as the "Releasees") of and from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or equity which Consultant, his heirs, executors, administrators or assigns has, had or may hereafter have against the Releasees or any of them from or by reason of any cause, matter or thing whatsoever from the beginning of his employment with the Company to the date of this Agreement, excepting only claims against the Company relating to its obligations under this Consulting Agreement and including, without in any way limiting the generality of the foregoing, any and all matters relating to his employment by the Company and the termination thereof and his serving as a director of the Company and his resignation thereof, any and all claims under any federal, state or local law, any common law claims and all claims for counsel fees and costs. Consultant covenants and agrees never to commence, aid in any way, prosecute or permit to be commenced against the Releasees any action or other proceeding based upon any matters that are the subject of or covered by the foregoing. Nothing in this Section 3 shall affect or modify in any manner (i) the rights of Consultant and the obligations of the Company to indemnify Consultant for acts or matters occurring prior to the Effective Date, if and to the extent required pursuant to the Company's By-Laws or the Delaware General Corporation Law, in each case as in effect on or prior to the Effective Date, and
         (ii) the rights, if any, of Consultant under any directors and officers insurance policy purchased by the Company and in effect on or prior to the Effective Date.

                  4.       Development and Confidential Information, Etc.
                           ---------------------------------------------

                  (a) Consultant acknowledges that he is in possession of proprietary and confidential of the Company (the "Confidential Information") received during the period of his employment by the Company. Consultant shall be under a continuing duty, which duty expressly shall survive the termination of this Consulting Agreement, to continue to safeguard and not to disclose any of the Confidential Information, as well as any additional Company Confidential Information that may come into his possession during the term of this Consulting Agreement; except, however, that this duty shall not apply with respect to any information that

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                           is in the public domain or that otherwise is
                           disclosed or enters the public domain through no fault of Consultant.

                  5.       Early Termination of the Consulting Term.  The
                           ----------------------------------------
         Consulting Term shall terminate prior to the expiration of the Consulting Term upon the occurrence of any one of the following events:

                  (a)      Death. In the event that Consultant dies during the
                           -----
                           Consulting Term, the Consulting Term shall terminate.


                  (b)      Breach by Consultant. In the event Consultant
                           --------------------
                           violates any of his obligations under this Agreement, the Company may, upon seven (7) days prior notice to Consultant, terminate the Consulting Term; provided, however, that Consultant shall have a reasonable opportunity to cure any breach of his obligations under Section 2.2, 2.3 or 2.6 of this Agreement during such seven (7) days' notice period. In the event of a termination pursuant to this Section 5(b), all payment obligations of the Company set forth in this Agreement shall terminate, and Consultant shall not be entitled to receive any unpaid portion of the cash payments set forth in Section 2.4(a) of this Agreement.

                  6.       Governing Law.  This Agreement shall be governed by
                           -------------
         and interpreted under the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of law thereof.

                  7.       Notices. All notices and other communications
                           -------
         required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received):

          If to the Company, to:

         Genaera Corporation
         5110 Campus Drive
         Plymouth Meeting, PA 19462
         Attention:  President and Chief Executive Officer

         With a required copy to:

         Morgan, Lewis & Bockius LLP
         1701 Market Street
         Philadelphia, PA 19103-2021

         If to Consultant, to:

         Michael A. Zasloff, M.D., Ph.D.
         274 Linden Lane

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         Merion, PA 19066

         With a required copy to:

         Brett A. Schlossberg, Esquire
         Schlossberg & Associates, P.C.
         340 Highland Lane
         Bryn Mawr, PA 19010-3742

or such other names or addresses as the Company or Consultant, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

                  8.       Contents of Agreements; Amendment and Assignment.
                           ------------------------------------------------

                  (a) Except as stated herein, this Agreement supersedes all prior agreements between the parties, including, without limitation, the Employment Agreement between the parties dated February 22, 1988, as amended on June 22, 1992, and sets forth the entire understanding between the parties with respect to the subject matter hereof. This Agreement includes and subsumes the Original Agreement as amended and restated hereby. This Agreement may not be modified except as set forth in writing executed by a duly authorized officer of the Company and by Consultant.

                  (b) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Consultant hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Consultant and the Company may not transfer or convey its rights hereunder to any third party other than an affiliate of the Company without the prior express written consent of Consultant.

                  9.       Severability.  Should any provision of this
                           ------------
         Agreement, or the application thereof to any person or circumstance, be deemed invalid or unenforceable in any jurisdiction then, to the extent that no essential purpose of this Agreement is thereby frustrated, the remainder of it shall not be affected thereby.

                  10.      Remedies Cumulative; No Waiver. No remedy conferred
                           ------------------------------
         upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the Company from time to time and as often as may be deemed expedient or necessary by the Company in its sole discretion.

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                 11.      Miscellaneous.  All section headings are for
                          --------------
         convenience only. This Agreement may be executed in counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  12.      Consultation with Legal Counsel, Etc. Consultant and
                           -------------------------------------
         Company acknowledge that no promise or inducement for this Agreement has been made except as set forth herein. Consultant acknowledges that this Agreement is executed without Consultant's reliance upon any statement or representation by or on behalf of the Company; that Consultant has had an opportunity to discuss this Agreement with his attorney; and that Consultant is legally competent to and does voluntarily execute this Agreement and accept full responsibility therefore.

                  13.      Formation of New Company. In the event Consultant
                           -------------------------
         shall determine in the future to form a company to engage in research, development and commercialization efforts relating to isoleucine and/or MSI-1436 ("NEWCO"), Consultant and the Company shall discuss in good faith a potential relationship between NEWCO and the Company, including the licensing of intellectual property by the Company to NEWCO, and the participation in NEWCO by the Company as an equity holder.

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         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date and year first above written.


                                   GENAERA CORPORATION


                                   By:  /s/ Roy Clifford Levitt, M.D.
                                      -------------------------------
                                   Name:  Roy Clifford Levitt, M.D.
                                   Title: President and Chief Executive Officer


                                   CONSULTANT

                                   By: /s/ Michael A. Zasloff, M.D., Ph.D.
                                      ----------------------------------------
                                   Name:  Michael A. Zasloff, M.D., Ph.D.

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